Exhibit 99.1

Bruker Corporation (BRKR) 28th J.P. Morgan Healthcare Conference January 13, 2010 Frank Laukien, President and CEO Brian Monahan, Chief Accounting Officer (appointed CFO as of Feb. 1, 2010)

Bruker Corporation Safe Harbor Statement Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, realization of anticipated benefits from economic stimulus programs, intellectual property rights, litigation, and exposure to foreign currency fluctuations and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our recent Proxy Statements on Schedule 14A, our annual report on Form 10-K for the year ended December 31, 2008, our most recent quarterly reports on Form 10-Q and our current reports on Form 8-K. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Premier Brand with Leading Market Share in Key Markets High-Performance Life-Science Tools Focused Company with Diverse Customer Base Experienced Management Team Efficient CapEx And Deleveraging, Positioned for Earnings Growth Proven Innovator with Extensive Proprietary Technology Portfolio Compelling Industry Fundamentals in Attractive Markets Bruker is well positioned for growth and margin expansion in attractive markets Bruker Overview

Global Company with Diversified Markets Excellent Reputation in High-Performance Life Science Tools and Analytical Solutions Other Significant R&D, Production Sites Direct Sales Offices Major DE, CH & FR R&D and Production Sites Additional distributors around the world Headquarters Key Markets: Life Science & Clinical Research Pharma & Biotech Materials Research & Nanotech Food & Environmental Quality & Process Control Homeland Security & Forensics

Bruker Corporation
Investment Highlights

Bruker Corporation

- Bruker Scientific Instruments Segment
  - Bruker AXS
  - Bruker BioSpin
  - Bruker Daltonics
  - Bruker Optics
- Bruker Energy & Supercon Technologies (BEST)

→ **Very Strong 2009 New Product Flow**
- Leading technology provider with 12% R&D investment in 2008
- Positioned for revenue growth and margin expansion in 2010-2012

→ **Anticipated Significant Benefits from Global Stimulus**
- ~68% of revenue from academia, non-profits, and governments in 2008
- Stimulus expected to disproportionally benefit high-end instrumentation

→ **Cash-flow Opportunity from Planned Reduction of Working Capital Ratio**

→ **Upside from Potential Partial Spin-Out of BEST Business**

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Bruker Corporation

Analysis of 2008 Bruker Revenue Customer Mix Positioned Bruker to Weather Recession and Benefit from Stimulus Programs Revenue by Customers Revenue by Geography* 2008 Annual Revenue: $1.1 Billion Stimulus funding and supplementary budgets can cushion recession, and may provide significant upside Revenue by Product *Customer location System Sales 77% Service, Consumables & Software 19% Supercon Wires & Devices 4% Americas 24% ROW 4% Europe 52% Asia-Pacific 20% Applied Markets 3% For-profit Healthcare Pharma Biotech IVD Companies 12% Government 11% Industrial Research QA/QC 17% Academia & Non-profit 57%

Financial Strategy and Margin Opportunities of Bruker Scientific Instruments Segment

- **Bruker BioSpin** and **Bruker Optics**: established, market-leading, profitable divisions

➔ Goals: incremental margin improvements, operational excellence and improvements in balance sheet metrics and cash flow

- Newer divisions **Bruker Daltonics** and **Bruker AXS** still developing IP/technology base, full product lines, clinical and applied market application portfolios

➔ Plan: invest in complete commercial organizations, pursue new market opportunities

➔ Require further investment, estimated 3-4 years to reach their business models

Longer-Term Financial Goals for Bruker Scientific Instruments Segment:

- Gross Margins FY08 >46.9%:
  - ➔ redesign-to-cost, new products & solutions to drive towards GM goal ~50%
- Strong FY08 R&D investment of ~12% to capitalize on major opportunities:
  - ➔ goal of R&D expenses ~10% (still at high end of industry), eventually lower
- Opportunities to leverage FY08 S,G&A expenses of >23%:
  - ➔ goal of S,G&A expenses <21%

➔ Medium-term goal ≥15% operating margin, Longer-term goal high teen %s;

- Debt de-leveraging, lower interest expenses, lower tax rates
  - ➔ goal to grow EPS and cash flow faster than EBIT margin

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Bruker Corporation

Key Financials Growth, Margins & Cash Flow Q3-09 YTD vs. Q3-08 YTD Financial Results: GAAP Revenue: $748.1M vs. $791.9M, GAAP: 5.5% decline; FX-adjusted: 0.5% increase Operating Income: $60.5M vs. $59.3M Net Income: $37.7M vs. $38.7M GAAP EPS: $0.23 vs. $0.23 Cash Flow from Operations: $67.3M vs. $18.9M Cash Flow from Operations minus CapEx: $58.4M vs. use of cash of ($20.9M) Non-Cash Stock-Based Compensation, pre-tax: $4.8M vs. $3.1M Q4-09 Financial Results expected in late February 2010 Preliminary Flash for Q4-09 (unaudited, subject to change): Revenue >$340M (significantly higher than Q3-09 revenue of $265M) Net cash position now >$30M Healthy order bookings overall, with gradual improvements from industrial markets – ended 2009 with strong backlog $315.1 $230.5 $252.5 $265.1 $60 $110 $160 $210 $260 $310 $360 Q4-08 Q1-09 Q2-09 Q3-09 BRKR Quarterly Revenues

Selected Balance Sheet Metrics Operational Excellence & Lean Initiatives $0.08 reduction from 2006 to Q3 2009 equates to $88M of lower working capital to support revenue run-rate expect further reduction in working capital/revenue ratio with goal of additional $100M of cash from balance sheet over several years WC = (A/R + Inventory) - AP 0.7 0.9 1.0 1.2 1.1 1.3 1.3 1.4 1.4 1.3 1.3 (0.4) 0.1 0.6 1.1 1.6 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 INVENTORY TURNS 89 75 68 65 56 52 49 56 47 46 51 - 10 20 30 40 50 60 70 80 90 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 DAYS SALES OUTSTANDING (TTM) $0.60 $0.56 $0.50 $0.52 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 2006 2007 2008 2009 (TTM) WORKING CAPITAL (TTM) TO GENERATE $1 OF REVENUE

Over 100 Systems Orders Received in H2-2009 from Global Stimulus Programs Most stimulus orders are for high-end instrumentation (NMR, preclinical MRI, mass spectrometry and X-ray) Average selling prices ~$500,000 per system; cumulative amount already received in H2-2009 >$70 million Stimulus orders expected to result in revenues primarily in 2010, and H1-2011 Excludes 51 MS order delivered in H1-2009 to Japanese NPA More ARRA and stimulus orders expected in 2010

Bruker AXS Unique, High-Performance Systems for Broader Markets and New Users 2008 PITTCON Editor’s Gold and R&D 100 Award Winner SMART X2S World’s First Fully Automated Molecular Structure Machine New: Pittcon 2009 S8 LION Simultaneous WD-XRF Spectrometer for Quality and Process Control New: Pittcon 2009 D2 PHASER World’s Fastest & Most Powerful Benchtop XRD Powder Diffraction New: ACHEMA 2009 D8 ADVANCE True ‘Plug & Play’ yet High-Performance XRD

Bruker Optics Infrared and Raman Spectroscopy for Research and Applied Markets FT-IR, FT-NIR and Raman platforms Strong presence in laboratory analysis, industrial R&D, academia, government A leader in pharma PAT (Process Analytical Technology) and ‘pharma forensics’ Diverse industrial and research customers Fast-growing food/feed/ag markets, biofuel and ethanol process control ALPHA Low Cost FT-IR Spectrometer – Helps gain market share in Routine Quality Control Market

Bruker BioSpin

Quantum Jumps in Performance for Global Technology and Market Leadership in NMR

- **Nov. 2008:** Saudi KAUST order of 10 NMR systems for ~$20M (partially delivered)
- **3 New Unique Ultra-High Field NMR Magnet Introductions in 2009**
  - World's highest field, actively shielded widebore magnet ***900 MHz US²***
  - World's highest field, actively shielded standard bore compact single-story magnet ***850 MHz US Plus™***
  - World's highest field, first **1GHz magnet *Avance 1000***: **now installed and accepted at European Center for High Field NMR at U. Lyon in France**


BRUKER
ULTRASHIELD PLUS
850

Compact 850MHz


1000

Avance 1000
1 GHz NMR


BRUKER
900 WB
US²

900MHz WB US²

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Bruker Corporation

Bruker BioSpin
World's First Solid State DNP-NMR Spectrometer with >50x Signal Enhancement for Bio-Solids

- **World's first Commercial** solid state Dynamic Nuclear Polarization (DNP)-NMR spectrometer, co-developed with MIT
- Polarization enhancement yields factor 50-150x gain in sensitivity for Solid State NMR
- Proprietary 263 GHz 50 Watt microwave source
- Avance III 400WB DNP–NMR for approx. $1.5M
- First complete unit already installed in Berlin

➔ *Entirely new scientific capability* for the study of therapeutically important membrane proteins, and other bio-solids involved in Alzheimer's and other neuro-degenerative diseases.



IBO 'Gold Medal' for Most Significant Pittcon 2009 Product

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Bruker Corporation

15 Bruker BioSpin New Initiatives in Pre-clinical Molecular Imaging September 2009 – New Collaboration with Aspect Magnet Technologies for 1 Tesla desktop system for preclinical MRI September 2009 - Memorandum of understanding (MOU) with Philips Healthcare for development of preclinical Magnetic Particle Imaging (MPI) scanners MPI is complementary preclinical imaging modality that may enable insights into disease processes at organ, cellular and molecular level Overlay of MPI images on anatomical MR images of the cardiovascular system taken in a preclinical study. from the Journal of Physics in Medicine and Biology (Volume 54, issue 5, March 2009) – Image Courtesy of Philips

Bruker BioSpin EPR based e-scan Analyzers to enable Beer Quality Control at SABMiller’s Latin American Breweries Framework Agreement for a $1M order announced on January 5, 2010 Bruker's proprietary EPR (Electron Paramagnetic Resonance) technology enables rapid quality control in beer production providing automated predictions of the optimum shelf life (flavor stability) of bottled beer.

Bruker Daltonics
Across-the-board new Technology Platforms

Setting dramatic new performance standards in 4 principal life science MS technologies inside 12 months:



- **maXis UHR-TOF:** ultra-high MS performance at UHPLC speed (ASMS 2008)



- **amaZon ion trap:** fastest trap in the world at UHPLC speed, unique high-sensitivity ETD (ASMS 2009)



- **ultrafleXtreme MALDI TOF/TOF :** first total 1000Hz TOF/TOF, superior MALDI imaging tool, Edmass top-down protein sequencing (ASMS 2009)
- **solariX FTMS:** up 10x in sensitivity, up 8x in resolution and complete engineering redesign for ease of use, robustness for extreme MS performance (ASMS 2009)



➔Commercial results: Bruker Daltonics U.S. life-science MS orders grew >50% in 2009 (including some stimulus funding)

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Bruker Corporation

Bruker Daltonics New Opportunities MALDI Biotyper for Microorganism Molecular ID Higher Specificity, Faster Time-to-Result, Lower Cost Highly specific species ID of bacteria, fungi, yeasts ID in mixtures Minimal sample prep, fast results Proprietary, high quality protein fingerprint database Lower cost per analysis (compared to biochemical or PCR) Better, Faster, Cheaper! Select colony & prepare MALDI target plate Generate MALDI-TOF data, automated ID from proprietary database

Bruker Detection Corporation Chemical, Biological, Radiological, Nuclear and Explosives Detection for Defense and Homeland Security January 2010: Announced Phase IIIb Advancement within DHS ‘Autonomous Rapid Facility Chemical Agent Monitor’ Program Next-Gen IMS explosives detection - launch planned in 2010 NEW: DEtector™ Next-generation IMS for Drugs and Explosives detection (launch 2010) RAID-AFM Now in Phase IIIb of DHS ARFCAM Program RAID-M Portable IMS for CWAs and TICs gas/vapor detection HAWK FR Stand-off detector for atmospheric monitoring

Bruker Energy & Supercon Technologies Emerging Business in Different Sector with Separate Strategy Division in Alternative Energy Sector with Emerging Large Addressable Markets: Q3-09 YTD Revenue $36.0M, Net Loss ($5.0M) expect rapid growth in Q4-2009 Goals: aggressive investment in new products and opportunities; rapid growth Separate Strategy: BRKR exploring partial spin-out of BEST, with BRKR shareholder commitment and collaboration on Bruker NMR/MRI/FTMS magnets Goal: future private or public financing December 2009: $36 Million Contract for High-Performance Superconductors from ITER Fusion Energy Project

21 Bruker Energy & Supercon Technologies Expected Multi-billion $ Market Potential

Bruker Energy & Supercon Technologies
Investment in New Opportunities

- Advanced low-temperature superconductors (LTS) for clinical MRI, NMR, EPR and FTMS magnets, and fusion energy projects (e.g. ITER)
- Medium-temperature superconductors (MTS) MgB_2 wires for future cryofree MRI magnets
- 1G BSSCO and 2G YBCO high-temperature superconductors (HTS) and HTS cables
- Next-generation industrial magnets:
  - partnerships for HTS industrial & ship motors, generators, crystal growth magnets for semiconductor and solar energy industries
- HTS Devices, e.g. Superconducting Fault Current Limiters (SFCL) for energy grid stabilization, high-energy and MRI HTS Current Leads (CL), SMES, etc.
- Superconducting and other subunits for energy research, physics, materials research accelerators





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Bruker Corporation

Bruker Energy & Supercon Technologies (BEST) $36 Million Contract from ITER Fusion Energy Project $36 million contract to supply 37 metric tons of high-performance niobium-tin superconductor Expected shipping in H2-2010, with deliveries over 30 months thereafter ITER is a multi-billion $ international collaboration of China, the European Union, India, Japan, Korea, Russia and the U.S. ITER mission to demonstrate the scientific and technological feasibility of fusion power generation ITER Graphical Cut, Courtesy of ITER

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